Exhibit 99.2

Analog Devices Increases Share Repurchase Authorization by $8.5 Billion to

Approximately $10 Billion

August 25, 2021 – Wilmington, MA – Analog Devices, Inc. (Nasdaq: ADI) today announced that the Board of Directors authorized the company to repurchase an additional $8.5 billion of its common stock. This brings the total remaining authorization to approximately $10 billion. ADI expects to fund the repurchases through cash generation from operations as well as cash from the closing of the Maxim Integrated acquisition.

“Today’s announcement to significantly expand our share repurchase program reflects the strength of our balance sheet and our ability to generate robust cash flow,” said Vincent Roche, President and CEO. “The diversity of ADI’s business and our alignment to secular growth drivers give us confidence that we are well-positioned to return 100% of free cash flow to shareholders, while continuing to invest in disruptive innovation.”

ADI commenced its common stock repurchase program in fiscal year 2004, and since then the company has repurchased a total of approximately $6.7 billion of its common stock. Under the program, the company may repurchase outstanding shares of its common stock from time to time on the open market or through privately negotiated transactions. ADI management will determine the timing and number of shares to be repurchased.

About Analog Devices

Analog Devices (Nasdaq: ADI) is a leading global semiconductor company dedicated to solving the toughest engineering challenges. We enable our customers to interpret the world around us by intelligently bridging the physical and digital with unmatched technologies that sense, measure, power, connect and interpret. Visit http://www.analog.com.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements address a variety of subjects, including, for example, statements as to the anticipated benefits of the transaction, the anticipated impact of the transaction on the combined organization’s business and future financial and operating results, and the expected amount and timing of synergies from the transaction. Statements that are not historical facts, including statements about ADI’s beliefs, plans and expectations, are forward-looking statements. Such statements are based on ADI’s current expectations and are subject to a number of factors and uncertainties, which could cause actual results to differ materially from those described in the forward-looking statements. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “will,” “estimate,” “would,” “target” and similar expressions, as well as variations or negatives of these words. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in these forward-looking statements: the uncertainty as to the extent of the duration, scope and impacts of the COVID-19 pandemic; political and economic uncertainty, including any faltering in global economic conditions or the stability of credit and financial markets; erosion of consumer confidence and declines in customer spending; unavailability of raw materials, services, supplies or manufacturing capacity; changes in geographic scope or product or customer mix; changes in export classifications, import and export regulations or duties and tariffs; changes in ADI’s estimate of its expected tax rate based on current tax law; ADI’s ability to successfully integrate Maxim’s businesses and technologies; the risk that the expected benefits and synergies of the transaction and growth prospects of the combined company may not be fully achieved in a timely manner, or at all; adverse results in litigation matters, including the potential for litigation related to the transaction; the risk that ADI will be unable to retain and hire key personnel; unanticipated difficulties or expenditures relating to the transaction, the response of business partners and retention as a result of the transaction; uncertainty as to the long-term value of ADI’s common stock; and the diversion of management time on transaction-related matters. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to ADI’s periodic reports and other filings with the Securities and Exchange Commission, including the risk factors contained in ADI’s most recent Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements represent management’s current expectations and are inherently uncertain and are made only as of the date hereof. Except as required by law, ADI does not undertake or assume any obligation to update any forward-looking statements, whether as a result of new information or to reflect subsequent events or circumstances or otherwise.

Contacts for ADI

Investor Contact:

Mr. Michael Lucarelli

781-461-3282

investor.relations@analog.com

Media Contact:

Ms. Brittany Stone

917-935-1456

Brittany.Stone@teneo.com

(ADI-WEB)